 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2016

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 SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

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Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2016, Sun Hydraulics Corporation (the “Company”) entered into an Executive Continuity Agreement (the “Agreement”) with its newly-appointed President and Chief Executive Officer, Wolfgang H. Dangel. The purpose of the Agreement is to assure the Company and the executive of continuity of management in the event of any actual or threatened change in control of the Company, by providing for specific benefits to the executive in the event of the termination of his employment with the Company in connection with a change in control of the Company. The Agreement is substantively similar to the agreement the Company had with its prior CEO and has with its CFO.
Upon a termination of the executive’s employment in connection with a change in control during the term of the Agreement, the executive will be entitled to:
(a)    a lump sum payment, within 15 days following the date of such termination, in an amount equal to two times the sum of (A) the amount of the executive’s annual salary at the time of termination plus (B) the cash value at the time of grant of the annual long-term compensation award to the executive, if any, granted during the current fiscal year or, if the compensation committee of the board of directors has not yet met to consider the annual long-term compensation award to the executive for the current fiscal year, then the cash value at the time of grant of the annual long-term compensation award to the executive, if any, granted during the immediately preceding fiscal year;
(b)    immediate vesting of and an extended period of at least one year following the date of such termination in which to exercise all previously granted but unvested and/or unexercised options to acquire Company stock;
(c)    immediate vesting and lapse of all forfeiture provisions relating to, and restrictions upon transfer of, all previously issued shares of restricted Company stock; and
(d)    continuing medical, dental, life, disability and hospitalization benefits, at Company expense, for the executive and his family as then in effect, for a period of 24 months following the date of termination.
A change in control will be deemed to have occurred under the Agreement if:
(a)    any “person” as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding equity securities;
(b)    during any period of two consecutive years, individuals who, at the beginning of such period, constituted the board of directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election for each new director was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period;
(c)    there is a merger or consolidation of the Company in which the Company does not survive as an independent public company other than a merger of the Company in which the holders of equity securities of the Company immediately prior to the merger have the same proportionate ownership of equity securities of the surviving company immediately after the merger; or
(d)    the business or businesses of the Company for which the executive’s services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise.
For purposes of the Agreement, a termination of the executive’s employment in connection with a change in control will be deemed to occur if at any time during the one-year period immediately following or within ninety (90) days prior to a change in control:
(a)    there has been an actual termination by the Company of the executive’s employment, other than (i) for “cause” (as defined in the Agreement), (ii) the executive’s death, or (iii) on account of an accident or illness which renders the executive unable, for a period of at least six (6) consecutive months, to perform the essential functions of his job notwithstanding the provision of reasonable accommodation by the Company;
(b)    the Company reduces the executive’s salary, removes him from the position of President and Chief Executive Officer of the Company, reduces reward opportunities (which will be evaluated in light of the performance requirements therefor), reduces other compensation, or deprives the executive of any material fringe benefit, without his prior express written approval; or
(c)    any material breach by the Company of any provision of the Agreement.
The executive is not required to mitigate the amount of any payment provided for in the Agreement by seeking other employment or otherwise, nor will the amount of any payment or benefit provided for in the Agreement be reduced by any amounts earned or accrued through the date of termination or by any amounts to which he is entitled by law, or by any retirement benefits after the date of termination, or otherwise.
The Agreement will remain in effect until the termination of the executive’s employment.
A copy of the Executive Continuity Agreement is attached as an exhibit to this Report.
On May 26, 2016, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing a $0.09 per share cash dividend on its common stock, payable on July 15, 2016, to shareholders of record as of June 30, 2016.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 23, 2016. At the meeting, the following actions were taken by the shareholders:
David Grzelak was elected as Director, to serve until the Annual Meeting in the year 2018. Marc Bertoneche and Philippe Lemaitre were elected as Directors, to serve until the Annual Meeting in the year 2019. All Directors serve until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

	Voted For	Withheld	Non Votes
Marc Bertoneche	22,848,755	238,644	2,456,432
David Grzelak	22,865,986	221,413	2,456,432
Philippe Lemaitre	22,782,458	304,941	2,456,432

The ratification of the appointment of Grant Thornton, LLP as the independent registered public accounting firm to report upon the financial statements of the Company for the year ended December 31, 2016. The voting on the ratification was as follows:

For	25,456,355
Against	77,836
Abstain	9,640
Non Votes	—

The Advisory Vote on Executive Compensation

For	22,934,195
Against	128,974
Abstain	24,230
Non Votes	2,456,432

Item 8.01.	Other Events.
On May 26, 2016, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.09 per share cash dividend on its common stock, payable on July 15, 2016, to shareholders of record as of June 30, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Executive Continuity Agreement, dated May 24, 2016, between Sun Hydraulics Corporation and Wolfgang H. Dangel.
	99.2	Press release dated May 26, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 26, 2016

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